Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the use of our report dated March 28, 1996 included in the Prospectus constituting part of this Registration Statement on Form S-3 of Silver Diner, Inc. and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                     KPMG PEAT MARWICK LLP


Boston, Massachusetts
August 7, 1996


                                     II - 9